UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 6, 2018
Date of Report (Date of earliest event reported)
Bonanza Creek Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 440-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders (the “Annual Meeting”) of the Company held on June 6, 2018, there were 20,453,619 shares of Bonanza Creek common stock, par value $0.01 per share, eligible to vote, of which 18,345,087 shares, or 89.69 percent, were voted. The final certified voting results on proposals considered and voted upon at the Annual Meeting, each of which proposal is more fully described in the Proxy Statement, are as follows:

1.
Each nominee director that was up for election was elected to a term of one year to expire at the Company’s 2019 annual meeting of stockholders and until he is either re-elected or his successor is duly elected and qualified. Votes regarding the election of these directors were as follows:

Director	For	Withheld	Broker Non-Votes
Eric T. Greager	17,073,976	30,106	1,241,005
Paul Keglevic	17,030,660	73,422	1,241,005
Brian Steck	16,131,142	972,940	1,241,005
Thomas B. Tyree, Jr.	17,038,925	65,157	1,241,005
Jack E. Vaughn	17,027,749	76,333	1,241,005
Scott D. Vogel	16,986,766	117,316	1,241,005
Jeffrey E. Wojahn	17,039,133	64,949	1,241,005

2.	Grant Thornton LLP was ratified as the Company’s independent registered public accountants for the fiscal year 2018. The voting results were as follows:

For	Against	Abstentions
18,339,552	5,347	188

3.	The Board proposal seeking approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved. The voting results were as follows:

For	Against	Abstentions	Broker Non-Votes
14,100,593	2,670,139	333,350	1,241,005

4.	The Board proposal seeking approval, on an advisory basis, of the frequency with which the Company will hold future “say-on-pay” votes was approved. The voting results were as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
15,519,735	180	630,710	953,457	1,241,005

In light of these voting results, the Company has determined that it will hold an advisory vote on executive compensation every year until the next required advisory vote with respect to the frequency of say-on-pay votes, which will occur no later than the Company’s annual meeting of stockholders in 2024.
There was no other business voted upon at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Dated: June 7, 2018	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	Senior Vice President, General Counsel and Secretary